EMPLOYEE BENEFIT PLANS - Amounts Included in AOCI (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Net Postretirement Benefits Costs
Defined Benefit Plan Disclosure [Line Items]
Unrecognized net actuarial (gain) loss	$ 143	$ 132
Total	143	132
Net Periodic Pension Expense
Defined Benefit Plan Disclosure [Line Items]
Unrecognized net actuarial (gain) loss	1,315	1,482
Unrecognized prior service (credit)	1	1
Total	$ 1,316	$ 1,483